Filed under Rule 497(e)
SUNAMERICA SERIES TRUST	Registration No. 033-52742

VCPSM Value Portfolio

Supplement dated March 16, 2016 to the Prospectus

dated May 1, 2015, as supplemented and amended to date

Effective immediately, the portfolio manager table in the section entitled “Portfolio Summary: VCPSM Value Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager Since	Title
Invesco
Thomas Bastian	2013	Lead Portfolio Manager
Chuck Burge	2013	Portfolio Manager
Brian Jurkash	2015	Portfolio Manager
Sergio Marcheli	2013	Portfolio Manager
James Roeder	2013	Portfolio Manager
Duy Nguyen	2013	Portfolio Manager
Matthew Titus	2016	Portfolio Manager

In the section entitled “Management - Information about the Subadviser,” under the subheading Invesco Advisers, Inc. (Invesco), the second and third paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by Thomas Bastian, Chuck Burge, Brian Jurkash, Sergio Marcheli, James Roeder, Duy Nguyen and Matthew Titus. Messrs. Bastian and Roeder manage the equity holdings of the Portfolio. Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Burge is responsible for the management of the fixed income holdings of the Portfolio. Mr. Nguyen is responsible for implementing the Portfolio’s volatility management strategy with investments in S&P 500 futures and interest rate futures.

Thomas Bastian, Lead Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2003 to 2010, Mr. Bastian was a portfolio manager with Van Kampen Asset Management. Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002. Brian Jurkash, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Sergio Marcheli, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 2002 to 2010, Mr. Marcheli was a portfolio manager with Van Kampen Asset Management. James Roeder, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. From 1999 to 2010, Mr. Roeder was a portfolio manager with Van Kampen Asset Management. Duy Nguyen, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Matthew Titus, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2016. From 2004 to 2016, Mr. Titus was employed by American Century Investments, Inc., where he most recently served as lead manager of the firm’s relative value fund.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version:        Class 3 Version F

SUNAMERICA SERIES TRUST	Filed under Rule 497(e) Registration No. 033-52742

VCPSM Value Portfolio

Supplement dated March 16, 2016 to the Statement of Additional Information (“SAI”)

dated May 1, 2015, as supplemented and amended to date

Effective immediately, all reference to Mary Jayne Maly, Portfolio Manager for Invesco Advisers, Inc. (“Invesco”), is deleted in its entirety. In addition, the table under the section entitled “PORTFOLIO MANAGERS – Other Client Accounts,” is supplemented with respect to Invesco by inserting the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Invesco	Matthew Titus*	9	$25,880.1	1	$28.2	--	--
*Information is provided as of February 29, 2016.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.